Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
4.	Commitments and Contingencies

Operating Leases

We lease office, manufacturing and research and development facilities and equipment under various non-cancellable operating lease agreements. Leases for our office and research and development facilities expire in January 31, 2019 and the lease on our manufacturing facility expires in June 2022. Our manufacturing facility lease provides for periodic rent increases and an option to extend the term for five years.

We recognize rent expense for our facility operating leases on a straight-line basis. We account for the difference between the minimum lease payments and the straight-line amount as deferred rent. Total rent, property taxes and routine maintenance expense under our operating leases was $270,000 and $253,000 for the three months ended September 30, 2018 and 2017, respectively, and $844,000 and $736,000 for the nine months ended September 30, 2018 and 2017, respectively. Current and long-term deferred rent totaled $8,000 and $45,000 at September 30, 2018, and $91,000 and $59,000 at December 31, 2017, respectively. We have not estimated the contract termination costs associated with any of our leases as we have not yet reached the cease-use date.

Legal Proceedings

We are not currently a party to any litigation, nor are we aware of any pending or threatened litigation against us, that we believe would materially affect our business, operating results, financial condition or cash flows. However, our industry is characterized by frequent claims and litigation including securities litigation, claims regarding patent and other intellectual property rights and claims for product liability. As a result, in the future, we may be involved in various legal proceedings from time to time.

4.	Commitments and Contingencies

Operating Leases

We lease office, manufacturing and research and development facilities, and equipment under various non-cancellable operating lease agreements with expiration dates into 2022. In August 2016, we entered into amendments to extend certain leases for office and research and development space to January 2019. These amended leases do not include renewal options. Our facility leases generally provide for periodic rent increases and many contain escalation clauses. In May 2017, we entered into a new lease, or the Lease, extending the term of our existing manufacturing and research and development facility lease from June 2017 to June 2022. The Lease includes a renewal option and requires the payment of our proportionate share of the facility’s operating expenses. Future minimum annual obligations under all non-cancellable operating lease commitments at December 31, 2017 are as follows (in thousands):

	Total	2018	2019	2020	2021	2022	Thereafter
Operating lease obligations	$2,584	$1,073	$469	$387	$434	$221	$—

We recognize rent expense for our facility operating leases on a straight-line basis. We account for the difference between the minimum lease payments and the straight-line amount as deferred rent. Total rent, property taxes and routine maintenance expense under our operating leases was $999,000, $933,000 and $862,000 during the years ended December 31, 2017, 2016 and 2015, respectively. Current and long-term deferred rent totaled $91,000 and $59,000 at December 31, 2017 and $44,000 and $99,000 at December 31, 2016, respectively.

Purchase Commitments

Some of our most significant clinical trial expenditures are to investigative sites and to CROs. These agreements are cancellable by either party at any time upon written notice and do not have any cancellation penalties, but do obligate us to reimburse the providers for any time or costs incurred through the date of termination and to close out clinical sites. In the course of normal business operations, we also enter into agreements with contract service providers and others. We can elect to discontinue the work under these contracts and purchase orders with notice. These items are not included in the table below.

The following table summarizes our purchase obligations at December 31, 2017 (in thousands):

	Payments Due by Period
	Total	Less Than 1 Year	2-3 Years	3-5 Years	More Than 5 Years
Purchase Obligation	$431	$431	$—	$—	$—

As of December 31, 2017, our purchase obligations include existing purchase commitments of $288,000 with a vendor for raw materials that will be used in manufacturing on an as needed basis. During the years ended December 31, 2017, 2016 and 2015, we purchased $1.1 million, $943,000 and $1.2 million, respectively, of materials from this vendor. Our purchase obligations also include a purchase commitment of $143,000 with a vendor for a component used in our clinical trials that will be manufactured and delivered on an as agreed upon schedule during 2018. During the years ended December 31, 2017, 2016 and 2015, we purchased $228,000, $139,000 and $106,000, respectively, of materials from this vendor.

Legal Proceedings

We are not currently a party to any litigation, nor are we aware of any pending or threatened litigation against us, that we believe would materially affect our business, operating results, financial condition or cash flows. However, our industry is characterized by frequent claims and litigation including securities litigation, claims regarding patent and other intellectual property rights and claims for product liability. As a result, in the future, we may be involved in various legal proceedings from time to time.